Exhibit 10.23

                                                        INTEGRATED CABLE CORP. V
                                                      c/o Wexford Management LLC
                                                          411 West Putnam Avenue
                                                             Greenwich, CT 06830
                                                                  (203) 862-7000
                                                             Fax: (203) 862-7463

                                                           Writer's Direct Dial:
                                                                        862-7423



Via Facsimile and Express Mail

January 17, 1996




TCI Ventures Five, Inc.
5619 DTC Parkway
Englewood, CO 80111
Attention: Mr. Gary Howard
Facsimile: 303-488-3219

Cablevision Equities Vl
c/o Mr. Thomas Marinkovich
General Partner
8805 North East 34th Street
Bellevue, WA 98004

Dear Partners:

         Pursuant to Section 7-62-602 of the Colorado Uniform Limited Partnership Act (the "Limited Partnership Act") and Section 19.4 of the Partnership Agreement of IR-TCI Partners V, L.P. (fommerly IR-Daniels Partners V, L.P.), a Colorado limited partnership (the "Partnership"), originally entered into as of the I 5th day of December, 1986 (the "Partnership Agreement"), by and among Integrated Cable Corp. V, a Delaware corporation ("ICC"), as a general partner of the Partnership, TCI Ventures Five, Inc. (forrnerly Daniels Ventures Five, Inc.) ("TCI Ventures"), as a general partner of the Partnership, and Cablevision Equities VI, as the sole limited partner of the Partnership, ICC hereby gives notice that, effective immediately, it is withdrawing as a general partner of the Partnership.

         Pursuant to Section 7-62-604 of the Limited Partnership Act, ICC hereby demands that, within a reasonable time after the date of this notice, the Partnership pay ICC the fair value, as of the date of this notice, of ICC's partnership interest in the Partnership.

TCI Ventures Five, Inc.
Cablevision Equities VI
January 17, 1996
Page 2


         ICC further demands that, in accordance with Sections 7-62-202(2)(b) and 7-62-202(3) of the Limited Partnership Act, promptly, but by no later than 30 days after the date hereof, TCI Ventures, as the sole remaining general partner of the Partnership, file a Certificate of Amendment of the Certificate of Limited Partnership of the Partnership reflecting ICC's withdrawal as a general partner of the Partnership.

Sincerely,

INTEGRATED CABLE CORP. V



By: /s/Karen M. Ryugo
Narne: Karen M. Ryugo
Title: President

cc:   J. Jacobs, President, Wexford Management LLC
      A. Amron, Esq., Wexford Management LLC
      J. Fryer, Esq., Greenberg, Traurig et al
      L. Fisher, Esq., Kaye Scholer et al (Facsimile: 212-836-8689)